UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

CHINA BIO-IMMUNITY CORPORATION

(formerly Easy Golf Corporation)

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CHINA BIO-IMMUNITY CORPORATION

10-44 Chester Le Blvd,

Toronto, ON M1W2M8, Canada

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about March 18, 2008 (the “Mailing Date”) to the shareholders of record, as of March 14, 2008 (the “Record Date”), of China Bio-Immunity Corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Nevada corporation. This Information Statement is being circulated to advise the shareholders of action already approved and taken without a meeting by written consent of our majority shareholder who holds a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about April 7, 2008 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

The Company enacted a one-for-two reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the reverse stock split. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the majority shareholder of the Company:

(1)

The Company enacted a one-for-two reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on March 14, 2008 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on March 14, 2008, are entitled to notice of the foregoing action to be effective on or about April 7, 2008. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through its ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Nevada Revised Statutes which provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

By Order of the Board of Directors,

/s/ Chipin Tuan
Chipin Tuan, Director

March 4, 2008

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

China Bio-Immunity Corporation (f/k/a Easy Golf Corporation) was incorporated in the State of Utah on July 16, 1981 as Thrust Resources, Inc.  Prior to December 27, 2007, the principal business of the Company was to promote, market and sell a golf training aid product known as "THE SWING-CHANNEL® GOLF MAT" through a custom built website.

On December 27, 2007, pursuant to the terms of a stock purchase agreement by and between J. Michael Coombs and Earn System Investment Limited (“Earn System”), a British Virgin Islands corporation, Earn System purchased from Mr. Coombs a total of 2,947,084 shares of common stock (the “Shares”) in the Company.  The Shares purchased by Earn System represented approximately 84.05% of the total number of issued and outstanding common stock of the Company.  As a result of the share purchase, Earn System acquired voting control of the Company.  In conjunction with the change of control which occurred on December 27, 2007, the Company ceased the business operations relating to the promotion and sales of the golf training aid discussed above.

The Company is currently a "shell" company with no or nominal operations and no or nominal assets. The Company’s current business plan is to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity. The Company has limited capital with which to provide the owners of the target company with any significant cash or other assets and, as such, the Company will only be able to offer owners of a target company the opportunity to acquire a controlling ownership interest in the Company.  The Company is currently investigating the possibility of pursuing a reverse merger transaction with an operating business located in China.

On February 21, 2008, pursuant to the terms of an Agreement and Plan of Merger, the Company merged with a wholly-owned subsidiary corporation that it created and changed its name from Easy Golf Corporation to China Bio-Immunity Corporation.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Position Held and Tenure
Quanfeng Wang	49	Chief Executive Officer since December 2007
Chipin Tuan	34	Director & Chief Financial Officer since December 2007
Zhaoen Kong	64	Director since February 2008

Biographical Information

Mr. Quanfeng Wang.  Mr. Quanfeng Wang is 49 years old.  Mr. Wang has served as the Chief Executive Officer of the Company since December 2007. In addition to his work with the Company, from November 2007 to the present, Mr. Wang has been the director of Earn System Investment Limited, a British Virgin Islands corporation that specializes in investment.  As a director of Earn System, Mr. Wang is responsible for strategic decision making on behalf of Earn System.  In addition to the work that Mr. Wang does with Earn System, he also works as the Chief Executive Officer of Dalian Jingang Andi Bio-Product Co., a Chinese company located in the Dalian Development Area, in Dalian, China, which is in the business of vaccine products.  As the Chief Executive Officer of Dalian Jingang Andi Bio-Product Co., Mr. Wang is responsible for strategic planning, management and execution of all aspects of the company’s operations.

Mr. Chipin Tuan.  Mr. Chipin Tuan is 34 years old.  Mr. Chipin Tuan has served as both the Chief Financial Officer and as a director of the Company since December 2007.  In addition to his work with the Company, from November 2007 to the present, he has been the owner of Earn System Investment Limited, a British Virgin Islands corporation that specializes in investment.  As the owner of Earn System he is responsible for the appointment of Earn System’s board of directors.  In addition to the work that Mr. Tuan does with Earn System, from May 2002 to the present, he has been the Director of Bioherb Lab, a company located in Vancouver, British Columbia, Canada, which specializes in herbal product exportation.  As the Director of Bioherb Lab, Mr. Tuan is responsible for the marketing and sales of the company’s herbal products.

Zhaoen Kong. Mr. Zhaoen Kong is 64 years old.  Mr. Zhaoen Kong has been a director of the Company since February 2008.  In addition to his work with the Company, from 1992 to the present he has been the chairman of the board of directors of Dalian Jingang Group, which is located in Dalian China and is in the businesses of real estate, hotel and bio-products. As the chairman of Dalian Jingang Group he is responsible for directing all aspects of business activities.

There are no family relationships between any of the current directors or officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 3, 2008, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Chipin Tuan (1) (2) Director, Chief Financial Officer 10-44 Chester Le Blvd Toronto, ON M1W2M8, Canada	2,947,084	84.05%
Common	Quanfeng Wang (1) (3) Chief Executive Officer No. 36 Sheng Ming 2nd Rd DD Port Dalian, CHINA 116620	2,947,084	84.05%
Common	Zhaoen Kong (1) No. 36 Sheng Ming 2nd Rd DD Port Dalian, CHINA 116620	0	0.0%
Common	Earn System Investment Limited Room 1802, World-Wide House 19 Des Voeux Road Central Hong Kong, China	2,947,084	84.05%
Common	All Directors and executive officers (3 persons)	2,947,084	84.05%

(1)

The person listed is currently an officer, a director, or both, of the Company.

(2)

Includes the 2,947,084 shares of common stock owned by Earn System Investment Limited, of which Chipin Tuan may be deemed to be the beneficial owner.

(3)

Includes the 2,947,084 shares of common stock owned by Earn System Investment Limited, of which Quanfeng Wang may be deemed to be the beneficial owner.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. As of the Record Date, the Company had 3,506,428 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholder is the record and beneficial owner of 2,947,084 shares of the Company’s common stock, which represents approximately 84.05% of the total number of Voting Shares. Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting shareholder voted in favor of the action described herein in a written consent, dated March___, 2008 [t/b completed].  No consideration was paid for the consent. The consenting shareholder’s name, affiliations with the Company and beneficial holdings are as follows:

Name	Affiliation	Amount of Beneficial Ownership
Earn System Investment Limited	Beneficial Owner(1)(2)	2,947,084

(1)Chipin Tuan, our Chief Financial Officer and one of our directors owns 100% of the capital stock of Earn System Investment Limited.

(2) Quanfeng Wang, our Chief Executive Officer is the sole director of Earn System Investment Limited.

REVERSE STOCK SPLIT

Material Terms of the One-For-Two Reverse Stock Split

Our Board of Directors and the consenting majority shareholder have adopted and approved resolutions to effect a one-for-two (1-for-2) reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”). The Board of Directors, management, and the consenting majority shareholder believe that the Reverse Split is in the best interests of the Company and its stockholders because they believe the Reverse Split will make the Company a more desirable and attractive candidate for the completion of a business combination with a company with an operating business.

The immediate effect of the Reverse Split will be to reduce the total number of outstanding shares of the Company’s common stock from 3,506,428 to approximately 1,753,214 shares presently issued and outstanding. The Reverse Split will affect all of the holders of all classes of the Company’s common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.  The Reverse Split will not cause a reduction in the Company’s 50,000,000 shares of authorized common stock.

The Reverse Split will become effective on a date not less than twenty (20) calendar days after we mail this Information Statement to our record Shareholders. Under applicable federal securities laws, the Reverse Split cannot be effective until at least twenty (20) calendar days after the Mailing Date.

After the Reverse Split becomes effective, there can be no assurance that the bid price of the common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split. For example, based on the closing price on the OTC Bulletin Board of our common stock on March 3, 2008 of US $4.90 per share, when the Reverse Split is implemented at the one-for-two ratio, there can be no assurance that the post-split market price of our common stock would be US $9.80 or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split. Additionally, the liquidity of our common stock could be affected adversely by the reduced number of shares outstanding after the Reverse Split.

No fractional shares will be issued for any fractional share interest created by the Reverse Split; shareholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

All share certificates which are in existence as of the close of business on the Effective Date, representing issued and outstanding shares of common stock of the Corporation, shall, until surrendered to the Corporation's transfer agent for cancellation, represent one share of the Corporation’s common stock for each two shares previously specified thereon.  The Corporation’s transfer agent is: Fidelity Stock Transfer located at: 8915 S. 700 E. Suite 102, Sandy, UT  84070; Phone 801-562-1300; Fax 801-233-0589.

Dissenter’s Rights

The general corporation law of the State of Nevada does not provide for dissenter’s rights of appraisal in connection with the above described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Chipin Tuan, at 10-44 Chester Le Blvd., Toronto, ON M1W2M8, Canada. We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

We filed our annual report for the fiscal year ended June 30, 2007 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at 10-44 Chester Le Blvd, Toronto, ON M1W2M8, Canada. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

By Order of the Board of Directors,

/s/ Chipin Tuan
Chipin Tuan, Director

March 4, 2008